EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the quarterly report on Form 10-Q of Colonial Commercial Corp. (the "Company") for the three months and six months ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, James W. Stewart, Chief Financial Officer of the Company, certify, pursuant to section 18 U.S.C. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  By:  /S/ JAMES W. STEWART
       ---------------------

  Name:  JAMES W. STEWART
         Chief Financial Officer

 November 14, 2003